Exhibit 10.17

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN

EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT

IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL.

MASTER FOUNDRY PRODUCT DEVELOPMENT AGREEMENT

between

GCT Semiconductor, Inc.

GCT Research, Inc.

and

SAMSUNG ELECTRONICS CO., LTD.

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MASTER FOUNDRY PRODUCT DEVELOPMENT AGREEMENT

This Master Foundry Product Development Agreement (“Agreement”) is entered into and is effective as of July 31, 2020 (“Effective Date”), by and between Samsung Electronics Co., Ltd., acting through its Foundry Division, having its principal place of business at 1, Samsung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, 17113, Republic of Korea, on the one part (hereinafter referred to as “Samsung”); and GCT Semiconductor, Inc., a company existing under the laws of the State of Delaware, USA, having its principal place of business at 2121 Ringwood Avenue San Jose, CA 95131 and GCT Research, Inc., a company existing under the laws of the Republic of Korea, having its registered office at Construction Financial Building 11F, 15, Boramae-ro 5-gil, Dongjak-gu, Seoul (07071), Korea (hereinafter collectively referred to as “Customer”).

WHEREAS, Customer wishes to commission Samsung to develop foundry product(s) as more fully described in an applicable Project Statement(s); and

WHEREAS, Samsung wishes to provide applicable development services to Customer in accordance with the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the promises set forth herein, and for other good and valuable considerations, the parties agree as follows:

1.	Definitions

Unless otherwise defined elsewhere, capitalized terms shall have the following meanings:

1.1	“Affiliate” shall mean a corporation or any other legal entity which is Controlled by a party, provided that such entity shall be considered an Affiliate only for the time during which such Control exists. “Control,” as used in this Section 1.1, means direct or indirect ownership of more than fifty percent (50%) of the voting rights of such entity.

1.2	“Confidential Information” shall mean all business, financial, contractual, marketing and/or technical information, in whatever form embodied, which has been or may be disclosed, or to which access is provided, by a party hereto (“Discloser”) to the other party to this Agreement (“Recipient”), which (a) if in writing, is marked “confidential”, “proprietary” or other similar marking at the time of disclosure, or (b) if provided orally, visually or in any other form (except in writing) such as sample products or test boards, is identified as confidential at the time of disclosure and confirmed in writing to [***].

1.3	“Customer Background Technology” shall mean all Intellectual Property owned by Customer and/or its licensors prior to the Effective Date or developed by Customer and/or its licensors outside of the scope of this Agreement.

1.4	“Customer Deliverables” shall mean any information and materials provided to Samsung by Customer and utilized in the development of or otherwise incorporated into the Product, including, without limitation, software, schematics, netlists, microcode, designs or techniques, including those set forth in the SOW.

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1.5	“Customer Specification” shall mean the design specification relating to functionality and characteristics of the Product prepared by Customer and set forth in Exhibit A of each Project Statement.

1.6	“Engineering Sample” shall mean sample Product(s) provided to Customer for the purpose of Customer’s and/or Customer’s customer’s internal evaluation and verification. Engineering Sample may contain Samsung Deliverables and/or Customer Deliverables.

1.7	“Intellectual Property” shall mean all patents, application for patents, copyrights, mask works, trade secrets, know-how, formulas, algorithms, and any other intellectual or proprietary rights recognized by any jurisdiction.

1.8	“Non-Recurring Engineering Services (Development Services)” shall mean engineering services provided by Samsung to Customer hereunder, which shall include the manufacture and delivery of Engineering Sample.

1.9	“Product” shall mean one or more of foundry product(s) developed under this Agreement as more fully set forth in each applicable Project Statement.

1.10	“Product Specification” shall mean the specifications for the Product set forth in Exhibit B of each Project Statement.

1.11	“Project Statement” shall mean a “Project Statement” document executed by both parties specific to a particular Product that makes reference to this Agreement and that may include a description of Development Services, Customer Specification, Product Specification, SOWs, NRE Fees and/or other provisions, as applicable.

1.12	“Project Results” shall mean the results and items set forth in the SOW which arise out of the Development Services performed hereunder for delivery to Customer.

1.13	“Samsung Background Technology” shall mean all Intellectual Property owned by Samsung and/or its licensors prior to the Effective Date or developed by Samsung and/or its licensors outside of the scope of this Agreement, including, without limitation, those contained in processes, libraries, cells, design kits, the technologies and information disclosed to Customer under MUTUAL CONFIDENTIALITY AGREEMENT dated February 1, 2018 (Samsung document number: FOUNDRY-201802ND020F) (“Confidentiality Agreement”), and other Samsung technologies.

1.14	“Samsung Deliverables” shall mean any information and materials supplied to Customer by Samsung or its Affiliates hereunder, including, without limitation, software, schematics, netlists, microcode, designs, processes, libraries, cells, and/or design kits, including those set forth in SOW.

1.15	“Statement of Work (SOW)” shall mean the statement of work attached in Exhibit C of each Project Statement, which sets forth a description of the estimated works to be performed by the parties for Development Services thereunder.

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2.	Work Performance

2.1	Customer will design the Product based on Samsung Deliverables and Customer Specification, provide the resulting design data in a GDS or other forms as set forth in the Project Statement to Samsung, and assist Samsung with developing the Product and manufacturing Engineering Samples hereunder. Subject to Customer’s payment of NRE Fee, Samsung will develop the Product based on such design data (and, if applicable, other Customer Deliverables), and will manufacture and provide to Customer the number of Engineering Samples as set forth in the SOW. Such Development Services may consist of the following: placement and routing, post-layout simulation, physical verification, tape-out, wafer fabrication, wafer sort, and Engineering Sample delivery , as more fully set forth in the SOW. Detailed terms and schedules will be set forth in the applicable Project Statement.

2.2	[***]. The purchase and supply of the Products in commercial volumes shall be handled through a mutually agreed third party distributor or pursuant to a mutually agreed foundry supply agreement between the parties, as the parties may agree. In the event that Samsung does not receive a purchase order for commercial volume of Product [***] from Customer’s acceptance of Engineering Sample, the parties shall have good faith discussion on disposal of the masks made under this Agreement.

3.	Acceptance

3.1	Upon receipt of Engineering Sample, Customer shall have [***] days (to evaluate whether such Engineering Sample conforms to the Product Specification. In case where such Engineering Sample does not conform to such Product Specification, the parties shall have a good faith discussion regarding the resolution such as manufacturing additional Engineering Sample(s). If Samsung does not receive notice from Customer of non-conformance within the said [***] days () period, such Engineering Sample shall be deemed to conform to the Product Specification. If such Engineering Sample does not conform to such Product Specification for causes attributable to Samsung, Samsung shall, as determined by Customer based on good faith discussion with Samsung, either (i) terminate this Agreement with immediate effect and forfeit mutually agreed portion of the NRE Fee, provided that such mutually agreed portion of the NRE Fee shall not exceed the NRE Fee not yet invoiced, or (ii) implement the mutually agreed upon remedy for the non-conformance, which remedy, if agreed, may include the delivery of an additional Engineering Sample within the time period mutually agreed between the parties.

3.2	Upon receipt of acceptance by Customer, Samsung may provide commercial volume production to a third party distributor as listed in SOW or as mutually agreed in writing. Samsung may specify the ceiling price of unit cost in SOW, but such ceiling price does not limit price negotiation between Customer and such third party distributor.

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4.	Ownership Rights / Use Restrictions

4.1	Customer shall retain all right, title and interest in and to Customer Background Technology (including, for clarity, those contained in Customer Deliverables and Project Results).

Subject to Section 4.2, all modifications and improvements to, or arising from, Customer Deliverables are the exclusive property of Customer and all right, title and interest in and to the same vests solely in Customer.

Samsung may use Customer Deliverables which may include Customer Background Technology, including any modifications and improvements thereof, solely to perform Development Services hereunder or to manufacture and supply applicable Products for Customer.

4.2	Samsung shall retain all right, title and interest in and to Samsung Background Technology (including, for clarity, those contained in Samsung Deliverables and Project Results).

All modifications and improvements to, or arising from, Samsung Deliverables are the exclusive property of Samsung and all right, title and interest in and to the same vests solely in Samsung.

Customer agrees that any IC designs which are developed using any of Samsung Deliverables shall only be supplied to Samsung for manufacture by Samsung or an agent of Samsung. Customer shall not use Samsung Deliverables to design, fabricate, test or otherwise modify products(s) that are not fabricated by Samsung or an agent of Samsung. For removal of doubt, Customer can supply the Product in the form of chip, wafer, die or packaged device to its customers. Restrictions may apply as set forth in the applicable Project Statement.

Customer further agrees to use Engineering Sample for Customer’s internal evaluation purposes and for Customer’s customer evaluation purposes and use in prototype builds.

4.3	For masks used in the fabrication of Engineering Sample(s) or Product; (i) Customer shall retain all right, title and interest in and to masks made by Customer and (ii) Customer shall retain all right, title and interest in and to masks made by Samsung and/or Samsung contractor, subject to full payment of mask NRE fee by Customer, provided however that any Samsung Deliverables (but not the masks themselves) and/or Samsung Background Technology that may be incorporated in such masks shall remain owned by Samsung. Samsung shall use such masks solely to manufacture Engineering Sample or other applicable semiconductor products for Customer. [***]

4.4	Customer hereby grants to Samsung a [***], license to use Customer Deliverables including any modifications and improvements thereof for the purpose of i) enabling Samsung to perform its Development Service under this Agreement, and ii) after the completion of the development under this Agreement, manufacturing the Product by Samsung and supplying the Product to Customer or designee of Customer by Samsung, its Affiliates, agents or distributors.

4.5	Customer shall at all times comply with End-Use Statement set forth in Exhibit E of each Project Statement.

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5.	Payment

5.1	Customer shall pay to Samsung a sum set forth in Exhibit D of each applicable Project Statement for Development Services performed thereunder (“NRE Fee”).

Samsung shall issue an applicable invoice in accordance with the schedule set forth in a Project Statement, and Customer shall pay the invoiced amount to Samsung-designated bank account within [***] after the receipt of such invoice. The foregoing payments are non-refundable. [***]

For clarity, if Customer desires that Samsung performs any services other than those set forth in the SOW, the parties will discuss in good faith for additional fees to be paid to Samsung.

5.2	To the extent mutually agreed by the parties in a Project Statement, Customer may terminate such Project Statement by providing [***] written notice, in which case Customer shall be liable for a certain cancellation charge as described in such Project Statement.

6.	Shipment of Engineering Sample

Samsung will deliver Engineering Sample on DAP Customer designated location basis per Incoterms 2010. Title to Engineering Sample shall pass to Customer together with the transfer of risk of loss or damage.

7.	Confidential Information

7.1	Nondisclosure and Nonuse Obligations. Each of the parties, as Recipient, hereby promises and agrees to receive and hold Confidential Information in confidence, and to protect and safeguard Confidential Information against unauthorized use or disclosure using at least the same degree of care as Recipient accords to its own confidential information of like importance, but in no case less than reasonable care. Without limiting the generality of the foregoing, each party, as Recipient, further promises and agrees:

(a)	not to, directly or indirectly, in any way, disclose, make accessible, reveal, report, publish, disseminate or transfer any Confidential Information to any third party;

(b)	not to use any Confidential Information in any manner whatsoever, except in furtherance of the subject matter hereof;

(c)	to restrict access to Confidential Information to those of its officers, directors and employees (“Representatives”) who have a legitimate need-to-know to carry out the purpose of this Agreement and who are obligated to protect such Confidential Information pursuant to terms and conditions no less protective of Discloser than those contained in this Agreement; and

(d)	not to reproduce or copy Confidential Information except to the extent necessary to further the purpose of this Agreement.

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Furthermore, the existence of any business negotiations, discussions or agreements in progress between the parties shall be kept confidential and shall not be disclosed without written approval of all the parties. Recipient shall be liable for any breach by its Representatives of the terms hereof as if such breach was the act or omission of Recipient.

Recipient’s obligation of confidentiality set forth in this Section 7.1 shall be in force for a period of [***] after each instance of disclosure of Confidential Information.

For clarity, neither Party shall disclose the other Party’s Confidential Information to any third party,with the exception of Affiliates with a need-to-know and that require this information to perform duties and responsibilities under this Agreement.

7.2.	Exclusions from Obligations. Confidential Information does not include, and the obligations under Section 7 shall not apply to, information that such Recipient can evidence: (a) is, or later becomes, publicly available through no act or default of Recipient; (b) is rightfully in its possession prior to disclosure to Recipient by Discloser; (c) is received in good faith by Recipient from a third party, free of any obligation of confidentiality; (d) was communicated by such Discloser to an unaffiliated third party on an unrestricted basis; or (e) is independently developed without use of Discloser’s Confidential Information.

A disclosure by Recipient of Confidential Information of another party in response to a valid order by a court or governmental body or as otherwise required by law shall not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes; provided, however, to the extent permitted by law, such Recipient shall provide prompt prior written notice thereof to Discloser and permit such Discloser to seek measures to maintain the confidentiality of its Confidential Information.

7.3	Ownership and Return of Confidential Information. Confidential Information disclosed by Discloser shall remain the property of such Discloser, and, except as expressly set forth herein, no license or other rights to such Discloser’s Confidential Information is granted or implied hereby. Recipient shall reproduce the symbols, legends or other proprietary notices affixed to Confidential Information, and shall not, nor permit any third party to, remove, add or modify the same.

Recipient shall, upon termination or expiration of this Agreement, or upon written request of Discloser, whichever is earlier, [***] after any notice thereof by Discloser, return (or destroy at Discloser’s option) all copies of such Discloser’s Confidential Information and certify in writing its compliance with this requirement, except that Recipient may retain a copy of such Confidential Information solely for archival purpose.

7.4	No Reverse Engineering. No party, as Recipient, shall decompile, disassemble, reverse engineer or attempt to reconstruct, identify or discover any source code, underlying ideas, techniques or algorithms in Confidential Information by any means whatever, except as may be specifically authorized in advance by Discloser in writing.

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7.5	Independent Development. This Agreement shall not preclude or limit the independent development by or on behalf of any party of any products or systems involving technology or information of a similar nature to that disclosed hereunder or which compete with products or systems contemplated by such information, provided that it is done without use of or reliance upon the other party’s Confidential Information.

7.6	Order of Precedence. Without derogating from Customer’s confidentiality obligations set forth herein, Customer’s use of Samsung Confidential Information disclosed under Confidentiality Agreement shall be governed by Confidentiality Agreement. In the case of any conflict, the terms and conditions contained in such Confidentiality Agreement shall prevail.

8.	Limitation of Liability & Disclaimer

8.1	Samsung warrants that Development Services will be performed in a good and workmanlike manner in accordance with industry standards. For clarity, the foregoing warranty shall not apply to the extent caused by (i) Customer’s s abuse, misuse, negligence, mishandling or improper modification, or (ii) Customer Deliverables and the designs, specifications, or instructions provided by Customer.

8.2	Except as provided in Section 8.1, all Samsung Deliverables, Engineering Sample, and Project Results provided to Customer shall be provided [***]. EXCEPT AS PROVIDED IN SECTION 8.1, SAMSUNG MAKES NO OTHER REPRESENTATIONS OR WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE [***].

8.3	Customer agrees, subject to the terms of Agreement, to (a) defend Samsung and its Affiliates, and their respective officers, directors, and employees (“Samsung Indemnitees”) from any and all claims, causes of action, suits or proceedings alleging that the Product supplied to Customer after the completion of the development under this Agreement (other than the Samsung Deliverables embodied in the Product or any process technologies used for manufacturing the Product) or Customer Deliverables infringe any Intellectual Property Rights of a third party (“Samsung Claim”), and (b) indemnify any damages and costs finally awarded against Samsung Indemnitees, including reasonable attorneys’ fees, or any amounts as agreed to by Customer in any final and binding settlement agreement concerning such Samsung Claim, provided that (i) Samsung promptly notifies Customer in writing any of such Samsung Claim, (ii) Samsung provides any assistance as may be reasonably required, (iii) Customer shall have sole control of the defense and any settlement thereof, provided any settlement by Customer of any Samsung Claim shall relieve Samsung Indemnitees of any liability or wrongdoing, and (vi) Samsung Indemnitees shall not settle or compromise any such Samsung Claim without Customer’s prior written consent. Samsung Indemnitees may participate in the defense of Samsung Claim by Customer with counsel of Samsung Indemnitees’ choice, at Samsung Indemnitees’ expense. For purpose of this Agreement, finally awarded means adjudged in a final judgment with no further recourse to appeal or judicial review.

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8.4	Samsung agrees, subject to the terms of Agreement, to (a) defend Customer and its Affiliates, and their respective officers, directors, and employees (“Customer Indemnitees”) from any and all claims, causes of action, suits or proceedings alleging that the Samsung Deliverables or any process technologies used for manufacturing the Product infringe any Intellectual Property Rights of a third party (“Customer Claim”), and (b) indemnify any damages and costs finally awarded against Customer Indemnitees, including reasonable attorneys’ fees, or any amounts as agreed to by Samsung in any final and binding settlement agreement concerning such Customer Claim, provided that (i) Customer promptly notifies Samsung in writing any of such Customer Claim, (ii) Customer provides any assistance as may be reasonably required, (iii) Samsung shall have sole control of the defense and any settlement thereof, provided any settlement by Samsung of any Customer Claim shall relieve Customer Indemnitees of any liability or wrongdoing, and (vi) Customer Indemnitees shall not settle or compromise any such Customer Claim without Samsung’s prior written consent. Customer Indemnitees may participate in the defense of Customer Claim by Samsung with counsel of Customer Indemnitees’ choice, at Customer Indemnitees’ expense. For purpose of this Agreement, finally awarded means adjudged in a final judgment with no further recourse to appeal or judicial review.

8.4.1	Samsung will have no obligation to defend or indemnify Customer Indemnitees in connection with any Customer Claim to the extent attributable to: (a) modification of Samsung Deliverables or any process technologies for manufacturing the Product by any party other than by Supplier if the Customer Claim would not have arisen but for such, unless Samsung had approved such modification; (b) Samsung’s use of Customer Deliverables in accordance with this Agreement; (c) Customer Indemnitees’ combination of the Samsung Deliverables or any process technologies for manufacturing the Product with materials not provided by Samsung, where (i) the combination is the object of the Customer Claim and (ii) the Samsung Deliverables or any process technologies for manufacturing the Product does not constitute a material part of the Customer Claim; and (d) compliance with design-related industry standard specifications.

8.5	EXCEPT FOR THE DAMAGES ARISING OUT OF EITHER PARTY’S BREACH [***], NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, WHETHER DUE TO A BREACH OF CONTRACT OR BREACH OF WARRANTY. EXCEPT FOR THE CASE OF SAMSUNG’S BREACH [***], SAMSUNG’S TOTAL LIABILITY UNDER A PROJECT STATEMENT SHALL NOT EXCEED [***].

8.6	For the avoidance of doubt, the liabilities of GCT Semiconductor, Inc. and GCT Research, Inc., hereunder shall be joint and several.

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9.	Term and Termination

9.1	This Agreement shall remain in effect until the later of [***] after the Effective Date and ii) [***], unless extended by the parties upon mutual written agreement. Either party may terminate this Agreement and/or a Project Statement(s) with immediate effect in the case of material breach by the other party of this Agreement, provided that, for a breach which is curable, the non-breaching party will provide written notice to the breaching party and the breaching party will be allowed [***] to cure the breach upon receipt of the notification.

9.2	Notwithstanding the above, either party shall have the right to terminate this Agreement (together with all Project Statements) immediately if:

i) the other party files a petition in bankruptcy, undergoes a reorganization pursuant to a petition in bankruptcy, is adjudicated a bankrupt, becomes insolvent, becomes dissolved or liquidated, files a petition for dissolution or liquidation, makes an assignment for benefit of creditors, or has a receiver appointed for its business;

ii) the other party is subject to property attachment or court injunction or court order which has a substantial negative effect on its ability to fulfill its obligations under this Agreement;

iii) the other party dishonors a bill, its transactions with banks are suspended, or suffers from any other management uncertainties which would render the effective performance of this Agreement; or

iv) a competent governmental authority cancels or suspends the business license of the other party or takes similar actions against such other party.

9.3	Sections 2.2, 4, 5 (only for payments rightfully accrued up to the time of the termination or expiration), 7, 8, 9, 10, and 11 shall survive any termination or expiration of this Agreement.

10.	Governing Law / Dispute Resolution

10.1	Governing Law. The validity, performance and construction of this Agreement shall be governed [***] (excluding its conflict of law provisions).

10.2	Dispute Resolution. All disputes, controversies or differences which may arise out of, in connection with or in relation to this Agreement shall be settled amicably and promptly by mutual consultation between the parties hereto. Except with respect to obtaining equitable and injunctive relief, any controversies and disputes arising out of or relating to this Agreement, which cannot be settled amicably by the parties shall be resolved in accordance with the rules of arbitration of the International Chamber of Commerce. The arbitral award shall be final and binding on the parties. Such arbitration proceeding shall take place in Singapore and be conducted in the English language.

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11.	General

11.1	Assignment. No party may assign its right or delegate its obligations under this Agreement without the prior written consent from the other party. Any purported assignment or delegation without such consent shall have no force or effect and any attempt to do so without such consent shall be void. In the case that Samsung does not provide consent to reasonable assignment of this Agreement to a successor entity of Customer as a result of merger, sale of substantially all of Customers assets or by operation of Law within [***] days after Customer’s written notice for such assignment, and cancellation is the result, then the cancellation fee outlined in Exhibit D shall be waived

11.2	Independent Contractor. No party is authorized to act for or on the behalf of the other party under this Agreement. Without limiting the generality of the foregoing, each party is an independent contractor, and no principal/agent or partnership relationship is created among the parties by this Agreement.

11.3	No Waiver. No failure or delay by any party to enforce or take advantage of any provision or right under this Agreement shall constitute a subsequent waiver of that provision or right, nor shall it be deemed to be a waiver of any other terms and conditions of this Agreement.

11.4	Force Majeure. Neither party to this Agreement shall be liable for its failure or delay to perform any of its obligations hereunder during any period in which such performance is prevented by any cause beyond its reasonable control, including, without limitation, act of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, war sabotage, labor shortages or disputes, and governmental control. In the event of any such delay the date of delivery or performance hereunder shall be extended by a period equal to the time lost by reason of such delay.

11.5	Export. Each party shall comply with all then-current applicable laws, regulations and other legal requirements in its performance in connection with this Agreement, including, without limitation, all applicable export control laws, rules and regulations of the United States, the Republic of Korea, and any other relevant countries.

11.6	Notice. All notices or communications to be given under this Agreement shall be in writing and shall be deemed delivered upon hand delivery or acknowledgment of telex or facsimile, or by certified, registered or first class mail, addressed to the parties at their addresses set forth above or below. Any notice to be sent to the parties shall be sent as follows:

(1)	To Samsung

Name: Hyunjoon Bang

Address: 1, Samsung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, 17113 Korea

Telephone: +82-31-209-2992

e-mail: hjbang@samsung.com

(2)	To Customer

Name:	Sangbong Kim
Address:	Construction Financial Building 11F, 15, Boramae-ro 5-gil, Dongjak-gu, Seoul (07071), Korea
Telephone:	+82-2-2167-1215
e-mail:	samkim@gctsemi.com

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11.7	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. The captions of the sections in this Agreement are intended for convenience only, and shall not be interpretive of the content of the accompanying section.

11.8	Modification. The terms and conditions of this Agreement shall not be modified, or amended except in writing indicating a modification thereof, and signed by the authorized representatives of both parties.

11.9	Use of Subcontractors. Samsung may use its Affiliates and subcontractors, and disclose applicable Customer Confidential Information to such Affiliates and subcontractors, for the performance of this Agreement, provide that such Affiliates are bound by the relevant portions of this Agreement, including but not limited to Section 7 (Confidential Information)

11.10	Publicity. Without procuring the other party’s prior written consent, neither party shall issue any public announcement with respect to the subject matter hereof.

11.11	Entire Agreement. This Agreement, including the applicable Project Statements, constitutes the entire agreement between the parties as to the subject matter hereof, and supersedes and replaces all prior or contemporaneous agreements, written or oral, regarding such subject matter, and shall take precedence over any additional or conflicting terms which may be contained in either party's purchase orders or order acknowledgment forms.

Attachment: Project Statement

[Signature Blocks on the Next Page]

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In Witness Whereof, the parties have executed this Agreement by their duly authorized representatives:

Samsung Electronics Co., Ltd.		GCT Semiconductor, Inc.

By:	/s/ Jason Shin	By:	/s/ John Schlaefer
Name:	Jason Shin	Name:	John Schlaefer
Date:	August 14, 2020	Date:	July 31, 2020

GCT Research, Inc.

By:	/s/ Jeong Min Kim
Name:	Jeong Min Kim
Date:	July 31, 2020

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Project Statement

Project Statement for Product [***]

This Project Statement (“Project Statement”) is entered into as of July, 31 2020 (“Project Statement Effective Date”) by and between Samsung Electronics Co., Ltd., acting through its Foundry Division, having its principal place of business at 1, Samsung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, 17113, Republic of Korea (“Samsung”); and GCT Semiconductor, Inc., a company existing under the laws of the State of Delaware, USA, having its principal place of business at 2121 Ringwood Avenue San Jose, CA 95131 and GCT Research, Inc., a company existing under the laws of the Republic of Korea, having its registered office at Construction Financial Building 11F, 15, Boramae-ro 5-gil, Dongjak-gu, Seoul (07071), Korea (hereinafter collectively referred to as “Customer”).

WHEREAS, the parties entered into Master Foundry Product Development Agreement (the “Agreement”) with an Effective Date of July 31, 2020 (“Agreement”), and now desire to define Customer Specification, Product Specification, Development Services, NRE Fees, and other terms and conditions, if any, for a specific Product (namely, GDM7243AX) pursuant to the terms and conditions contained in the Agreement;

NOW, THEREFORE, in consideration of the exchange of obligations herein, the parties hereby agree as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement

2. Once executed by the parties, this Project Statement shall become an integral part of the Agreement and the terms of the Agreement shall be fully incorporated herein, provided that, in the event of a conflict between this Project Statement and the Agreement, the terms of this Project Statement shall prevail.

3. The parties agree to incorporate the following to the Agreement:

Exhibit A. Customer Specification

Exhibit B. Product Specification

Exhibit C. SOW

Exhibit D. Financial Terms and Other Special Terms

Exhibit E. End-Use Statement

4. This Project Statement shall become effective as of the Project Statement Effective Date and remain in effect [***].

[Signature Blocks on the Next Page]

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In Witness Whereof, the parties have executed this Project Statement by their duly authorized representatives:

Samsung Electronics Co., Ltd.		GCT Semiconductor, Inc.

By:	/s/ Jason Shin	By:	/s/ John Schlaefer
Name:	Jason Shin	Name:	John Schlaefer
Date:	August 14, 2020	Date:	July 31, 2020

GCT Research, Inc.

By:	/s/ Jeong Min Kim
Name:	Jeong Min Kim
Date:	July 31, 2020

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Exhibit A: Customer Specification

Product Name	[***]
Product Function	LTE/LTE-Advanced Pro
Application Set	LTE/LTE-Advanced Pro communication modules
Business Type	Sorted Wafer
Required Service	Design Service, Wafer Sorting, Bump
Hand-Off Level	Netlist Hand-Off
Technology	28nm Low Power
Multi Vth Option	[***]
SRAM Type	[***]
# of Metal Layers	[***]
Operating Voltage(V)	Internal (core)	[***]
	IO	[***]
	Analog	[***]
Temperature Range('C)	Tj: -40~125C
ESD (V)	HBM (Human Body Model)	(Ex. 2KV / 1KV) 1KV
	CDM (Charged Device Model)	(Ex. 500V/ 250V) 250V

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Exhibit B: Product Specification

Process	[***]
Supply Voltage	[***]
Max Operating Freq.	[***]
Temp. Spec(Ta)	Ta : -25℃ ~ 85℃
Dynamic Power	TBD
Static Power	TBD
ESD	HBM(1KV), CDM(250V)
Package	Sorted Wafer Biz, Flip-chip
Design Methodology	Hierarchical Layout
Cell Library	60M G/C (w/ Soft macro, DFT)
SRAM	TBD Mbit
IPs contained in the Product	[***]

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Exhibit C: SOW

1. Customer Deliverables include the following:

Item	Delivery Type
Netlist for SVP	Netlist / Documents
Golden Netlist	Netlist / Documents
Timing Constraints	Netlist / Documents
Test Mode Description	Netlist / Documents
IO & Package Specification	Netlist / Documents

2. Samsung Deliverables include the following:

Item		Source	Delivery Type
28nm Low Power Plus CMOS Process (LN28LPP) PDK	[***]	[***]
LN28LPP Library	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	FE/Memory compiler
CPU	[***]	[***]	.lib/.db/.v/.lef
Memory Interface	[***]	[***]	.lib/.db/.v/.lef/Netlist
PCIe	[***]	[***]	Netlist
USB	[***]	[***]	.lib/.db/.v/.lef
	[***]	[***]	Netlist
	[***]	[***]	Netlist
ADC		[***]	.lib/.db/.v/.lef
DAC		[***]	.lib/.db/.v/.lef
PLL		[***]	.lib/.db/.v/.lef
Temp Sensor		[***]	.lib/.db/.v/.lef

Page : 18 of 22

3. Project Schedule/Project Results

Phase	Task	Responsibility
1	Design Specification: Define DC and AC specifications for the device. Such specifications shall comply with applicable Samsung datasheets.	[***]
2	Design Considerations: Define a separate functional and performance vectors for simulation purposes. Review design approach for manufacturability, testability, and quality considerations.	[***]
3	Design Capture/Synthesis: Utilizing Samsung design libraries, Capture/Synthesize design.	[***]
4	Initial Physical Implementation Requirement Review: Discuss potential implementation issues such as floor planning, clock gating, clock trees requirement, power rings, logic design rules that will affect physical implementation, etc	[***]
5	Initial IP Design Review: Review IP development status and design data sheet for PLL, voltage regulator, SRAM, special I/O, etc.	[***]
6	Floor Planning and layout Exercise: Initial netlist release to Samsung for floor planning, cell placement, global routing, and RC extraction. GCT expects SDF file from Samsung to perform static timing analysis.	[***]
7	Design Verification: Perform best, worst, and nominal functional and performance simulations to verify correct functionality.	[***]
8	Final IP Design Review: Review IP development status and design data sheet for PLL, voltage regulator, SRAM, special I/O, etc.	[***]
9	1st Design Sign-off Review: Netlist hand-off and review.	[***]
10	Physical Layout: The design will be routed using Samsung layout software. Layout statistics shall be extracted to facilitate post layout simulations.	[***]
11	Power simulation & IR drop analysis	[***]
12	Post Layout Design Verification: Perform best, worst, and nominal case functional and performance simulations in supported simulator and compare to pre-layout simulations, adjusting design if necessary. Any functional differences at the test strobe points shall be identified to GCT. Layout data shall be provided to GCT for documentation purposes, and back-annotated simulations.	[***]
13	Review post layout simulations and sign-off, also test vector hand-off for manufacturing.	[***]
14	Prototype Manufacturing: The design shall be released to manufacturing and test program development. Manufacturing will include wafer processing and probe test.	[***]
15	Process Characterization Data prior to Design Start	[***]
16	Estimated Gross and Net DPW prior to Design Start	[***]

Page : 19 of 22

Exhibit D. Financial Terms and Other Special Terms

1. NRE Fees

Customer shall pay to Samsung the following NRE Fees for Development Services performed hereunder:

Milestone	NRE Fee
The execution of this Project Statement	[***]
PG-out (GDS completion)	[***]
75 days after delivery of Engineering Sample	[***]
Total NRE Fee	[***]

*	With respect to the NRE Fee above, Samsung will conduct test and bump development work, process corner validation, and provide [***] Engineering Sample wafers and [***] corner sample wafers.

Samsung may issue an applicable invoice [***], and Customer shall pay the invoiced amount to Samsung-designated bank account within [***]after the receipt of such invoice.

For clarity, if Customer desires that Samsung perform any services other than those set forth in the SOW, the parties will discuss in good faith for additional fees.

2. Cancellation Fee

Customer may terminate this Project Statement by providing [***] written notice, in which case Customer shall be liable for a certain cancellation charge as described below (“Cancellation Fee”). For the avoidance doubt i) all NRE Fees paid up to the time of termination shall be counted towards the Cancellation Fee and ii) if NRE fees paid up to the time of termination exceed the Cancellation Fee shown in the below table, then no additional Cancellation Fee is required.

Milestone	Cancellation Fee
On or after Phase 2 and prior to Phase 4, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 4 and prior to Phase 10, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 10 and prior to Phase 14, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
On or after Phase 14 and prior to Phase 16, which are set forth in Section 3 of Exhibit C of this Project Statement	[***]
After delivery of Engineering Sample	[***]

Page : 20 of 22

3. Life-Critical Application

Customer will not use or include the Products in manufacturing or otherwise in connection with anti-personnel landmines, nuclear facilities or weapons, missile technology, space, aircraft or automotive applications, life support or life sustaining equipment, surgical implantation equipment or for any other purpose where the failure or malfunction of the Products could reasonably be expected to result in personal injury, death or severe property or environmental damage.

Page : 21 of 22

Exhibit E. End-Use Statement

End-Use Statement

Customer certifies and agrees that Product [***] (“Item”) supplied by Samsung or distributors will NOT be:

•	used for or in connection with a military or weapons of mass destruction(WMD) end-use, which includes but is not limited to, a military item described on the U.S. Munitions List, Wassenaar Arrangement Munitions List, or Common Military List of the European Union, or any commodity that is designed for the use, development, production or deployment of military items described on these lists;

•	used directly or indirectly in connection with the design, development, fabrication, testing or maintenance of nuclear weapons or components or subsystems of such a device; or,

•	used in connection with the design, development, production, stockpiling or use of chemical or biological weapons or precursors.

Customer further certifies and agrees that Customer will NOT:

•	use or transfer the Item for use in or incorporation into any goods or services in support of, any activity or transaction on behalf of or for the benefit of any person on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) published by the Office of Foreign Assets Control of the U.S. Department of Treasury (the “OFAC”) or entities owned 50% or more, individually or in the aggregate, by one or more person(s) listed in the SDN List (together with all persons on the SDN List, the “SDNs”);

•	use or transfer the Item for materially assisting, sponsoring, or providing financial, material, or technological support for, or goods or services in support of the Islamic Revolutionary Guard Corps or any of its officials, agents, or affiliates

•	enter into any financial transaction with the SDNs in connection with use, sale, or distribution of the Item.

Customer understands that its use, sale, or distribution of the Item or any product incorporating the Item may constitute exports or re-exports, and as such, must be in accordance with the requirements of all applicable export control and sanctions laws including, without limitation, Korea Foreign Trade Act, the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, the U.S. Foreign Assets Control Regulations and other regulations administered by the OFAC (“Export Controls and Sanctions”). Customer agrees to comply with all Export Controls and Sanctions and indemnify Samsung and/or its representatives against any claim, penalty, fines, expense, or liability of any kind (including reasonable attorney’s fees) arising under Export Controls and Sanctions in connection with Customer’s export or re-export of the Item.

Page : 22 of 22